UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

Mesa Air Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

(Address of principal executive offices including zip code)

(602) 685-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2018, the registration statement (File No. 333-226173) (the “Registration Statement”) for Mesa Air Group, Inc.’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreement previously filed as an exhibit to the Registration Statement: Underwriting Agreement, dated August 9, 2018, by and among the Company, the selling shareholders listed in Schedule II to the Underwriting Agreement, and Raymond James & Associates, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

On August 14, 2018, the Company consummated its IPO of 9,630,000 shares of common stock, no par value per share (“Common Stock”). The shares of Common Stock were sold at an offering price of $12.00 per share, generating gross proceeds of $115,560,000.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

On August 8, 2018, the Company filed its Second Amended and Restated Articles of Incorporation in the State of Nevada. The terms of the Second Amended and Restated Articles of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

On August 8, 2018, the Company amended and restated its Bylaws. The terms of the Amended and Restated Bylaws are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2.

Item 8.01. Other Events

A copy of the press release issued by the Company announcing the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement by and among the Company, the selling shareholders party thereto, and Raymond James & Associates, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters

3.1	Second Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

99.1	Press Release Announcing Pricing of IPO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MESA AIR GROUP, INC.

Date: August 14, 2018

By:	/s/ Brian S. Gillman
Name:	Brian S. Gillman
Title:	Executive Vice President & General Counsel